UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On August 20, 2010, Cowen Group, Inc., a Delaware corporation (the “Company”) entered into a First Amendment to Sublease with Société Générale, as Sublandlord (the “First Amendment”), amending that certain Sublease (the “Original Sublease”), dated as of December 19, 2005, between Société Générale, as sublandlord, and Cowen and Company, LLC (f/k/a SG Cowen & Co., LLC), as previously amended, who thereafter assigned the Original Sublease to the Company.  Pursuant to the terms of the First Amendment, Cowen will surrender a portion of the office space at its offices located at 1221 Avenue of the Americas, New York, New York 10020.  Under the terms of the First Amendment, the Company is required to surrender the sixth floor portion of the subleased premises no earlier than January 3, 2011 and no later than January 25, 2011.  Additionally, the Company has the right to surrender the 14th floor portion of the subleased premises on at least 60 days notice to the Sublandlord.  A copy of the First Amendment is attached hereto as Exhibit 10.1, and the description of the First Amendment contained herein is qualified in its entirety by reference to the actual amendment filed herewith as Exhibit 10.1.

On August 20, 2010, the Company entered into a Second Amendment to Lease with BP 599 Lexington Avenue, as Landlord (the “Second Amendment”), amending that certain Lease, dated June 22, 2007, with BP 599 Lexington Avenue, as previously amended.  Pursuant to the terms of the Second Amendment, the Company will lease approximately 18,500 square feet of additional office space at the Company’s headquarters located at 599 Lexington Avenue, New York, New York 10022.  Simultaneously with the execution of the Second Amendment, Ramius LLC, a wholly owned subsidiary of the Company, assigned its interest under the lease to the Company, and the Guaranty of Lease dated November 2, 2009 provided by the Company was terminated.  A copy of the Second Amendment is attached hereto as Exhibit 10.2, and the description of the Second Amendment contained herein is qualified in its entirety by reference to the actual amendment filed herewith as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

10.1

First Amendment to Sublease dated August 20, 2010 between Société Générale and the Company, amending that certain Sublease, dated as of December 19, 2005, between Société Générale and Cowen and Company, LLC (f/k/a SG Cowen & Co., LLC) (previously filed as Exhibit 10.15 to Amendment No. 1 to Form S-1 filed on December 14, 2009).

10.2

Second Amendment to Lease dated August 20, 2010 between BP 599 Lexington Avenue and the Company, amending that certain Lease, dated as of June 22, 2007 by and between 599 Lexington Avenue LLC and Ramius LLC (as successor in interest to RCG Holdings LLC (f/k/a Ramius Capital Group, LLC)), as amended by the First Amendment to Lease, dated as of June 9, 2008, by and between BP 599 Lexington Avenue LLC and Ramius LLC (as successor in interest to RCG Holdings LLC (f/k/a Ramius LLC)) (previously filed as Exhibit 10.14 to Amendment No. 2 to Form S-1 filed on December 14, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Date: August 24, 2010	By:	/s/ Christopher A. White
Name: Christopher A. White
Title: Chief of Staff